NUVEEN NWQ SMALL-CAP VALUE FUND

SUPPLEMENT DATED JUNE 30, 2016

TO THE SUMMARY PROSPECTUS DATED OCTOBER 30, 2015

1.	The section “Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class R6	Class I
Management Fees[3]	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.00%
Other Expenses	0.27%	0.27%	0.27%	0.11%	0.27%
Total Annual Fund Operating Expenses	1.32%	2.07%	1.57%	0.91%	1.07%

1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees have been restated to reflect current contractual fees.

2.	The section “Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	C	R3	R6	I	A	C	R3	R6	I
1 Year	$702	$210	$160	$93	$109	$702	$210	$160	$93	$109
3 Years	$969	$649	$496	$290	$340	$969	$649	$496	$290	$340
5 Years	$1,257	$1,114	$855	$504	$590	$1,257	$1,114	$855	$504	$590
10 Years	$2,074	$2,400	$1,867	$1,120	$1,306	$2,074	$2,400	$1,867	$1,120	$1,306

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS FOR FUTURE REFERENCE

MGN-SCVS-0616P